Exhibit 99.1

2000 Westchester Avenue, Purchase, New York 10577 • (914) 701-8000

FOR IMMEDIATE RELEASE

Contacts:	Investors – InvestorRelations@atlasair.com
Media – CorpCommunications@atlasair.com

Investor Group Led by Apollo, Together With J.F. Lehman & Company and Hill City Capital, Completes Acquisition of Atlas Air Worldwide

Atlas Air Worldwide Becomes Privately Held Company

PURCHASE, N.Y., March 17, 2023 – Atlas Air Worldwide (“Atlas,” “AAWW” or the “Company”), a leading global provider of outsourced aircraft and aviation operating services, today announced that the investor group led by funds managed by affiliates of Apollo (NYSE: APO), together with investment affiliates of J.F. Lehman & Company (“J.F. Lehman”) and Hill City Capital (“Hill City”), has completed its previously announced acquisition of the Company.

The Company will continue to maintain its global presence, continue to operate under the Atlas Air Worldwide name and be led by President and Chief Executive Officer John Dietrich and the Company’s current executive leadership team.

“Today marks the start of an exciting new chapter for Atlas, and we are eager to begin our partnership with Apollo, J.F. Lehman and Hill City,” Mr. Dietrich said. “With the support and resources of our investor partners, we are well-positioned to achieve our growth objectives while continuing to serve the increasingly complex global supply chain. I want to thank the entire Atlas team, whose customer focus and dedication made this milestone possible. I look forward to the opportunities this next phase provides for our Company and our employees.”

On behalf of the investor group, Apollo Partners Antoine Munfakh and Jason Scheir, J.F. Lehman Partner Alex Harman and Hill City Capital Chief Investment Officer Chip Frazier said: “We are thrilled to partner with the talented Atlas team and build on the Company’s strong foundation as a leader in the airfreight industry. We have long admired Atlas’ reputation of providing high-quality service to its customers, as well as the financial and operational excellence the team has established. Atlas is poised for continued growth and expansion as it capitalizes on the long-term demand for global air cargo services.”

Pursuant to the terms of the transaction announced on August 4, 2022, the investor group acquired all of the outstanding shares of Atlas Air Worldwide stock. Atlas Air Worldwide shareholders are entitled to receive $102.50 in cash for each share of Atlas Air Worldwide (AAWW) common stock owned. As a result of the transaction completion, Atlas Air Worldwide’s common stock no longer trades on the NASDAQ stock exchange.

Morgan Stanley & Co. LLC served as exclusive financial advisor to Atlas. Cravath, Swaine & Moore LLP served as Atlas’ legal advisor. Evercore acted as lead financial advisor to the investor group. Barclays, Goldman Sachs, and Mizuho Bank served as financial advisors to the investor group, and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal advisor to Apollo and the investor group entity, and Jones Day provided legal advice to J.F. Lehman & Company and Hill City Capital.

About Atlas Air Worldwide

Atlas Air Worldwide is a leading global provider of outsourced aircraft and aviation operating services. It is the parent company of Atlas Air, Inc. and Titan Aviation Holdings, Inc., and is the majority shareholder of Polar Air Cargo Worldwide, Inc. Our companies operate the world’s largest fleet of 747 freighter aircraft and provide customers the broadest array of Boeing 747, 777, 767 and 737 aircraft for domestic, regional and international cargo and passenger operations.

About Apollo

Apollo is a high-growth, global alternative asset manager. In the asset management business, Apollo seeks to provide its clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, Apollo’s investing expertise across its fully integrated platform has served the financial return needs of its clients and provided businesses with innovative capital solutions for growth. Through Athene, Apollo’s retirement services business, it specializes in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Apollo’s patient, creative, and knowledgeable approach to investing aligns its clients, businesses it invests in, its team members, and the communities it impacts, to expand opportunity and achieve positive outcomes. As of December 31, 2022, Apollo had approximately $548 billion of assets under management. To learn more, please visit www.apollo.com.

About J.F. Lehman & Company

J.F. Lehman & Company is a private equity investment firm focused on the aerospace, defense, maritime and environmental sectors. This investment strategy reflects the firm’s deep experience in and commitment to these sectors since the firm’s founding three decades ago. Headquartered in New York, NY, the firm currently has approximately $4 billion of assets under management as of December 31, 2022. To learn more, please visit www.jflpartners.com.

About Hill City Capital

Hill City Capital is an investment firm led by Chief Investment Officer Chip Frazier. With investment research focused primarily in Industrial, Aerospace and Transportation, Hill City’s investment strategy is characterized by a long-duration investment horizon, a rigorous fundamental investment process and active engagement with management. Hill City Capital was founded in 2019, with its principal place of business is Boston, MA.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. AAWW intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will,” “may,” “should,” “could,” “would,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “believe,” “seek,” “project,” “estimate,” and similar expressions used in this communication that do not relate to historical facts are intended to identify forward-looking statements.

Such forward-looking statements speak only as of the date of this communication. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries that may cause the actual results of AAWW or its subsidiaries to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, (i) the risks discussed in AAWW’s annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) filed by AAWW with the U.S. Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and (ii) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this communication to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

Contacts

Atlas Air Worldwide

Eric Camadeco

Director, Investor Relations

InvestorRelations@atlasair.com

Meghan Glynn

Senior Director, Corporate Communications

CorpCommunications@atlasair.com

Apollo on behalf of the investor group

Joanna Rose

Global Head of Corporate Communications

Apollo Global Management, Inc.

(212) 822-0491

Communications@apollo.com

Noah Gunn

Global Head of Investor Relations

Apollo Global Management, Inc.

(212) 822-0540

IR@apollo.com

J.F. Lehman & Company, LLC

Karina Perelmuter

Head of Marketing & Investor Relations

(212) 634-1197

IR@jflpartners.com

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